                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             VIRGINIA GAS COMPANY
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                              VIRGINIA GAS COMPANY

                              200 East Main Street
                           Abingdon, Virginia  24210


--------------------------------------------------------------------------------
                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 8, 1997
--------------------------------------------------------------------------------


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Virginia Gas Company (the "Company") to be held on July 8, 1997, at 10:00 a.m., Eastern Daylight Time, at the Omni Richmond Hotel, 100 South Twelfth Street, Richmond, Virginia, for the following purposes:

-   To elect two persons to the Board of Directors of the Company.

- To ratify the appointment of Arthur Andersen, L.L.P., independent certified public accountants, as auditors of the Company for its 1997 fiscal year.

- The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only those shareholders of record as of the close of business on June 4, 1997, shall be entitled to vote at the meeting.

In order that your shares may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the accompanying envelope.


                                             By Order of the Board of Directors,



                                             Karen K. Edwards
                                             Corporate Secretary


June 11, 1997

                              VIRGINIA GAS COMPANY

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 8, 1997

                              GENERAL INFORMATION

         This Proxy Statement and the accompanying proxy are being furnished to shareholders of Virginia Gas Company (the "Company") in connection with the solicitation of the enclosed proxy by or on behalf of the Board of Directors for use at the Annual Meeting of Shareholders to be held on July 8, 1997 at 10:00 a.m., Eastern Daylight Time, at the Omni Richmond Hotel, 100 South Twelfth Street, Richmond, Virginia. This Proxy Statement and the accompanying proxy are being first mailed on or about June 11, 1997.

         Proxies in the form enclosed herewith are solicited by management at the direction of the Board of Directors of the Company. If the enclosed proxy is properly signed and returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with its terms.

         Shareholders of record as of the close of business on June 4, 1997 will be entitled to vote at the meeting. As of that date, there were 3,204,906 shares of common stock outstanding and each such share is entitled to one vote. A quorum for the consideration of business at the Annual Meeting consists of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting. An abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which brokers withhold authority, a broker non-vote will have no effect.

REVOCABILITY AND VOTING OF PROXY

         All shareholders, regardless of whether they expect to attend the meeting in person, are requested to vote, date, sign and promptly return the enclosed proxy in the accompanying envelope. Each shareholder has the right to revoke a proxy by filing with the Secretary of the Company a written revocation before the proxy is voted or by submitting to the Company before the taking of the vote a duly executed proxy bearing a later date or by voting the shares subject to such proxy by written ballot at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person whether or not a proxy was previously submitted. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

         If no specific voting instructions are given with respect to the matters to be voted upon, the shares represented by each signed proxy will be voted (1) FOR the election of each of the nominees to the Company's Board of Directors, and (2) FOR the appointment of Arthur Anderson, L.L.P, independent certified public accountants, as auditors of the Company for its 1997 fiscal year. Management does not expect any matters other than the election of directors and the appointment of Arthur Anderson, L.L.P. to be presented for action at the Annual Meeting.

PROXY SOLICITATION

         The entire expense of preparing, assembling, printing and mailing the form of proxy and Proxy Statement will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians or fiduciaries to transmit the proxy material to the beneficial owners of shares. Some officers and employees may solicit proxies personally, by telephone or by mail and will not be additionally compensated.

                     VOTING ITEM 1.  ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of directors, with each serving staggered three year terms. The Board of Directors currently consists of five directors. The two directors nominated for election at the 1997 Annual Meeting are Peter C. Einselen and Charles A. Mills, III. The nominees, if elected, will serve until the Annual Meeting of Shareholders held three years next following and until their respective successors are elected and qualified. Each nominee is currently a director of the Company. To be elected as a director, each nominee must receive the favorable vote of a majority of the shares represented and entitled to vote at the meeting. Although all nominees currently intend to serve on the Board, if any nominee should decline or be unable to serve, the Board will designate a substitute nominee. The Company has no reason to believe that any nominee will decline or be unable to serve.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TWO NOMINEES.

         Set forth below for each nominee is information regarding his age, the period during which he has served as a director, his business experience during at least the past five years and other directorships currently held by him.

PETER C. EINSELEN, AGE 57. Mr. Einselen has served as a Director of the Company since May 1996. He has served as Senior Vice President of Anderson & Strudwick, Inc. since 1990. From 1983 to 1990, Mr. Einselen was employed by Scott & Stringfellow, Inc., Richmond, Virginia.

CHARLES A. MILLS, III, AGE 50. Mr. Mills has served as a Director of the Company since September 1996 and has been employed by Anderson & Strudwick, Inc. as a Senior Vice President since 1986. He has served as Chairman and Principal Shareholder of Mills Value Advisors since 1988. He served as Chairman of the Board of Anderson & Strudwick, Inc. from 1990 to 1992 and 1994 to the present. He has served as a director of Humphrey Hospitality Trust, Inc. since 1994.

CONTINUING DIRECTORS

Set forth below is information regarding the Company's continuing Directors, his age, the period during which he has served as a director, his business experience during at least the past five years and other directorships currently held by him.

Michael L. Edwards, age 44. Mr. Edwards has served as President, Chairman of the Company and Director since its formation in 1987. He also serves as President of Virginia Gas Exploration Company, Virginia Gas Pipeline Company, Virginia Gas Marketing Company, Virginia Gas Propane Company, Virginia Gas Storage Company and Virginia Gas Distribution Company. From 1983 to 1986 Mr. Edwards served as Executive Vice President and Director of Petroleum Development Corporation. He is the husband of Karen K. Edwards. Mr. Edwards' term as Director expires in 1999.

Karen K. Edwards, age 39. Ms. Edwards has served as Vice President, Secretary, Treasurer and Director of the Company since its formation in 1987. She also serves as Vice President of Virginia Gas Exploration Company, Virginia Gas Pipeline Company, Virginia Gas Marketing Company, Virginia Gas Propane Company, Virginia Gas Storage Company and Virginia Gas Distribution Company. She is the wife of Michael L. Edwards. Ms. Edwards' term as Director expires in 1998.

Allan R. Poole, II, age 50. Mr. Poole has served as Vice President of the Company since April 1996 and as a Director since September 1996. He served as Vice President of Penn Virginia Resources Corporation from 1989 to 1995. Mr. Poole's term as Director expires in 1998.


ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four meetings during 1996. All directors attended 75% or more of the meetings of the Board of Directors held while they were members during 1996.

         Committees of the Board of Directors currently consist of an Audit Committee. The Audit Committee, composed of Messrs. Edwards, Einselen and Mills, recommends the independent public accountants to be appointed by the Board of Directors as auditor of the Company, its subsidiaries and affiliated companies. The Audit Committee also reviews the results, findings and recommendations of audits performed by the independent public accountants, the significant accounting policies of the Company and the system of internal controls. It reports to the Board of Directors and makes such investigations as it deems appropriate. The Audit Committee did not meet during the 1996 fiscal year.

COMPENSATION OF DIRECTORS

Directors of the Company receive $2,500 for attending each quarterly Board of Directors meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentages of shares of common stock held by the owners of more than five percent of the Company's issued and outstanding common stock as of June 4, 1997:

                                                                                            AMOUNT OF         PERCENT OF
NAME OF BENEFICIAL OWNER                                                                    OWNERSHIP           CLASS
------------------------                                                                    ---------           -----
Dr. James T. Martin.................................................................         800,058            24.96%
Michael L. and Karen K. Edwards.....................................................         382,563            11.94%

         The following table sets forth the number and percentage of shares of common stock held by each of the Company's directors and the executive officers and all executive officers and directors as a group as of June 4, 1997:

                                                                                  AMOUNT OF         PERCENT OF
NAME OF BENEFICIAL OWNER                                                          OWNERSHIP           CLASS
------------------------                                                          ---------           -----
Michael L. and Karen K. Edwards..........................................          382,563            11.94%
Michael L. Edwards.......................................................            3,600              *
Allan R. Poole, II.......................................................           57,000            1.78%
Frank A. Merendino, Jr...................................................           30,371              *
Mark N. Witt.............................................................            8,396              *
John D. Jessee............................................................           4,200              *
Lydia J. Sinemus.........................................................            1,000              *
Peter C. Einselen........................................................            5,000              *
Charles A. Mills, III....................................................            2,000              *

All executive officers and directors as a group..........................          494,130            15.42%

-----------------
*  Less than 1%

EXECUTIVE COMPENSATION

         The following table presents information concerning the annual compensation of the executive officers of the Company. This table presents compensation for services rendered in all capacities to the Company in 1996, 1995 and 1994.

                                                      SUMMARY COMPENSATION TABLE
                                                                                        SECURITIES
                        NAME AND PRINCIPAL                                              UNDERLYING           ALL OTHER
                             POSITION           YEAR      SALARY (1)     BONUS (1)     OPTIONS (2)       COMPENSATION (3)
                     Michael L. Edwards         1996       $150,000      $    727           -                 $ 2,889
                       President/Chief          1995       $150,000          -              -                 $ 1,524
                       Executive Officer        1994       $102,086      $ 20,661           -                 $ 3,000

                     Mark N. Witt               1996       $ 82,500      $    655          19,764             $ 8,033
                       Vice President of        1995       $ 82,500      $ 22,297          50,240             $ 1,913
                       Strategic Planning       1994       $ 41,490      $    735          14,650             $   352

                     Frank A. Merendino,
                       Jr.                      1996       $ 82,500      $ 26,429           -                 $ 6,496
                       Vice President           1995       $ 82,500      $ 16,382           -                 $   422
                       of Operations            1994       $ 75,000      $  8,728           -                 $ 1,174

                     John D. Jessee             1996       $ 82,500      $ 25,628           -                 $ 7,074
                       Vice President           1995       $ 31,250          -              -                    -
                                                1994       $ 34,567      $  7,312           -                    -

                     Allan R. Poole, II         1996       $71,250       $    436           -                    -
                       Vice President

------------------------

(1) Amounts include cash compensation earned and received by the named officers as well as amounts deferred under a 401(k) Savings Plan.
(2) See below for a description of outstanding options to purchase the Company's Common Stock.
(3) Amounts shown include Company contributions to a 401(k) Savings Plan, vehicle allowances and directors fees.

         Mark N. Witt, an officer of the Company, pursuant to an employment agreement dated January 16, 1995 and approved by the Company's Board of Directors on June 20, 1995, was granted an option to purchase 2% of the Company's outstanding Common stock at an exercise price of $8.72 per share. The options expires June 13, 1999.

EMPLOYEE STOCK PURCHASE LOANS

         On May 17,1996, the Board of Directors of the Company approved a plan whereby the Company made available to certain key employees a five year interest-free loan, not to exceed

$240,000, for the purpose of purchasing up to 40,000 shares of the Company's Common Stock at the purchase price of $6.00 per share. In the event an employee who has been given a loan pursuant to this plan terminates his employment with the Company at any time prior to the due date of the loan, the loan is then immediately due and payable, with interest from the date of the loan at the rate of prime rate plus 2%, compounded monthly. All certificates for shares issued under this plan to a key employee shall be held by the Company as security until the loan is paid in full.

         On July 31, 1996, the Company made loans to the following key employees for the purchase of shares of the Company's Common Stock, as follows:

                 NAME                                      LOAN AMOUNT                   NO. OF SHARES
Michael L. and Karen K. Edwards                                $90,000                          15,000
Allan R. Poole, II                                              90,000                          15,000
John D. Jessee                                                  25,200                           4,200
Mark N. Witt                                                    12,000                           2,000
Frank A. Merendino, Jr.                                          12,00                           2,000
Lydia J. Sinemus                                                 6,000                           1,000
Bradley L. Swanson                                               4,800                             800


EMPLOYMENT AGREEMENT

         MICHAEL L. EDWARDS. On May 23, 1996, the Company entered into a ten year employment agreement with Michael L. Edwards which provides for an annual salary of $155,000. Mr. Edwards will also receive annual bonuses computed on the basis of 10% of the Company's pre-tax earnings on all amounts from $1,000,000 to $1,999,999 and 15% of the Company's pre-tax earnings on all amounts in excess of $2,000,000, provided his bonus for 1996 was $50,000. In the event Mr. Edwards' employment is terminated by the Company for any reason other than for cause during the term of the employment agreement, at the election of Mr. Edwards the Company will be obligated to purchase all or a portion of the shares held by him and/or his wife at a price equal to 150% of the market value of the Company's shares on the date of termination. In addition, the Company will be obligated to pay Mr. Edwards in a lump sum all salary amounts payable to Mr. Edwards through the term of the employment agreement plus an additional $2,000,000.

         MARK N. WITT. On January 16, 1995 the Company entered into a two-year employment agreement with Mr. Witt which provides for an annual salary of $82,500. Mr. Witt also received a one-time bonus of $15,000, tuition at a management training course offered by one of the major business schools within two years, a suitable four-wheel drive vehicle and a club membership. Mr. Witt also received the options described above.

         FRANK A. MERENDINO, JR. On November 21, 1994, the Company entered into an employment agreement with Mr. Merendino which provides for a base annual salary of $82,500. Mr. Merendino also received a suitable vehicle and a club membership. The Company also covers the cost of a $1,000,000 life insurance policy on Mr. Merendino's life. Mr. Merendino received options to purchase shares of the Company's common stock which were exercised prior to December 31, 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Mills, Chairman of the Board of Anderson & Strudwick Incorporated, and Mr. Einselen, Senior Vice President of Anderson & Strudwick, Inc., both serve as directors of the Company. Mr. Mills and Mr. Einselen each receive $2,500 for each quarterly meeting of the Board of Directors they attend.

         Anderson & Strudwick Incorporated served as underwriter in the Company's initial public offering of its common stock, completed in October 1996. In connection with the offering, Anderson & Strudwick Incorporated received a fee of $735,840. Pursuant to a private placement of 800,058 shares of common stock to a private investor in May, 1996, Anderson & Strudwick Incorporated received a fee of $348,028.

         As additional underwriting compensation, at the completion of the initial public offering of the Company's stock, the Company sold to Anderson & Strudwick Incorporated, at a purchase price of $.001 per warrant, warrants to purchase 153,300 shares of the Company's common stock. The warrants, which may be exercised beginning October 4, 1997, expire on October 4, 2001.are exercisable.

         Anderson & Strudwick Incorporated has also served as underwriter for four tax exempt bond issues in the amounts of $3,000,000, $4,250,000, $3,750,000, and $9,100,000 respectively, offered by the Industrial Development Authorities of Russell and Buchanan Counties, Virginia, in which the Company participated. Anderson & Strudwick Incorporated receives a fee equal to 0.125% of the outstanding principal amount of the bonds for bondholder services. In addition, Anderson & Strudwick Incorporated received commissions in the amount of $610,375 on the two bond offerings which closed during the last two years.

              VOTING ITEM 2.  APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Audit Committee, has approved and recommended the appointment of Arthur Andersen, L.L.P., independent public accountants, as auditors to examine the Company's financial statements for 1997. Neither such firm nor any of its associates has any relationship with the Company except in their capacity as auditors. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the designation of Arthur Andersen, L.L.P. as auditors of the Company.

         A representative of Arthur Andersen, L.L.P. is expected to attend the Annual Meeting and to be available to respond to appropriate questions raised during the Annual Meeting. The representative will also have an opportunity to make a statement during the meeting if the representative so desires.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         In January, 1996 the Company retained Arthur Andersen L.L.P. as its independent public accountants. Another auditor had served in this capacity since 1992. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures at the time of the change with respect to the Company's financial statements which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. The former auditors' reports did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. Prior to retaining Arthur Andersen L.L.P.., the Company had not consulted with Arthur Andersen L.L.P. regarding accounting principles.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSON, L.L.P., INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS AUDITORS OF THE COMPANY FOR ITS 1997 FISCAL YEAR.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership of Company's common stock with the Securities and Exchange Commission. The Company believes that during 1996 all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting must be received by the Secretary of Virginia Gas Company, 200 East Main Street, Abingdon, Virginia 24210, no later than March 10, 1998, in order to be considered for inclusion in the Company's Proxy Statement related to that meeting.

OTHER MATTERS

         Management does not know of any matters to be presented at the Annual Meeting of Shareholders other than those set forth above. However, if any other matters properly come before the meeting, proxies received pursuant to this solicitation will be voted thereon in the discretion of the proxyholder.

ANNUAL REPORT ON FORM 10-KSB

         Copies of the Company's Annual Report on Form 10-KSB as filed with the SEC will be furnished without charge upon written request of any shareholder of record. Requests for this report should be directed to Stacey D. Varney, Assistant Corporate Secretary, Virginia Gas Company, 200 East Main Street, Abingdon, Virginia 24210.


                                             By Order of the Board of Directors,


                                             Karen K. Edwards
                                             Corporate Secretary

June 11, 1997

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING THE SAME. WRITTEN REQUESTS SHOULD BE ADDRESSED TO THE ATTENTION OF MS. STACEY D. VARNEY, ASSISTANT SECRETARY, VIRGINIA GAS COMPANY, 200 EAST MAIN STREET, ABINGDON, VIRGINIA 24210.

                              VIRGINIA GAS COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 8, 1997

     The undersigned, having received the Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated June 11, 1997, hereby appoints Michael L. Edwards, John D. Jessee and Karen K. Edwards as proxies, with full power of substitution, to vote all shares of stock of the Company held by the undersigned on June 4, 1997 which are entitled to be voted at the Annual Meeting of Shareholders to be held at the Omni-Richmond Hotel, 100 South Twelfth Street, Richmond, Virginia on July 8, 1997 at 10:00 a.m. and any adjournments thereof, on all matters coming before said meeting as shown on the reverse side of this card. The undersigned acknowledges receipt of the 1996 Annual Report and the Notice of Meeting and Proxy Statement dated June 11, 1997.


         / X /   Please mark your votes as in
                 this example using dark ink only.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


ITEM NO. 1       ELECTION OF DIRECTORS:    FOR all nominees listed below
                                           (except as marked to the contrary below)           /       /

                                           WITHHOLD AUTHORITY to vote
                                           for all nominees listed below                      /       /

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below)

________________________________________________________________________________
                Peter C. Einselen, Charles A. Mills, III

ITEM NO. 2
To ratify the appointment of Arthur Anderson, L.L.P., independent certified public accountants, as auditors of the Company for its 1997 fiscal year.


                   FOR              AGAINST                   ABSTAIN
                  /   /            /   /                     /   /

ITEM NO. 3

In their discretion, on any other business which may properly come before the meeting.

The shares represented by this proxy will be voted as specified, if no choice is specified such shares will be voted "FOR" Proposals 1 and 2.

Place an X here if you plan to attend the meeting.                 /        /



Dated ___________, 1997   Signature ________________________

Signature _________________________
              IF HELD JOINTLY

Note: Please mark, date and sign as your name appears above and promptly return in the prepaid return envelope provided. When signing as attorney, administrator, executor, guardian or trustee, please give full title as such.